BRIDGE BUILDER TRUST
Bridge Builder Core Plus Bond Fund

Supplement dated January 18, 2018 to the
Prospectus dated October 28, 2017

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Effective January 31, 2018, Stephen L. Bartolini will join Daniel O. Shackelford and Brian J. Brennan as a co-portfolio manager of the Bridge Builder Core Plus Bond Fund (the "Fund"). Accordingly, effective January 31, 2018, the Prospectus is supplemented as follows:

1.	The table entitled "T. Rowe Price" under the sub-section entitled "Summary Section – Sub-Advisers and Portfolio Managers" is replaced with the following:

T. Rowe Price
Portfolio Managers	Position with T. Rowe Price	Length of Service to the Fund
Daniel O. Shackelford, CFA	Vice President, Portfolio Manager, and Co-chairman of Investment Advisory Committee	Since Inception
Brian J. Brennan, CFA	Vice President and Portfolio Manager	Since Inception
Stephen L. Bartolini, CFA	Vice President,Portfolio Manager, and Co-chairman of Investment Advisory Committee	Since January 2018

2.	The following paragraph is added to the sub-section entitled "Management of the Funds—Sub-advisers and Portfolio Managers—Core Plus Bond Fund—T. Rowe Price":

Mr. Bartolini joined T. Rowe Price in 2010, and is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager and member of the core and core plus mandates in the Fixed Income Division. During the past five years, he has served as a portfolio manager (beginning in June 2016) and, prior to that, as an associate portfolio manager of the U.S. Inflation Protected Bond and U.S. Short-Term Inflation Focused Bond strategies, a member of the fixed income division's Global Interest Rates and Currencies Strategy team, and a fixed income trader.

BRIDGE BUILDER TRUST
Bridge Builder Core Plus Bond Fund

Supplement dated January 18, 2018 to the
Statement of Additional Information (the "SAI") dated October 28, 2017

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Effective January 31, 2018, Stephen L. Bartolini will join Daniel O. Shackelford and Brian J. Brennan as a co-portfolio manager of the Bridge Builder Core Plus Bond Fund (the "Fund"). Accordingly, effective January 31, 2018, the SAI is supplemented as follows:

The table under the sub-section entitled "The Funds' Investment Teams—The Sub-advisers—Core Plus Bond Fund—T. Rowe Price Associates, Inc. ("T. Rowe Price")" is hereby replaced with the following:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Daniel O. Shackelford, CFA	5	$75.1 billion	2	$6.2 billion	8	$1.2 billion
Brian J. Brennan, CFA	3	$2.0 billion	5	$3.6 billion	2	$926.6 million
Stephen L. Bartolini*	2	$8.9 billion	1	$2.0 billion	0	--
*as of December 31, 2017